                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 29, 2003
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                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

 NEW YORK                          0-21324                          06-1344888
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 (State or other jurisdiction        (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

                 333 LUDLOW STREET, STAMFORD, CONNECTICUT 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

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         (Former name or former address, if changed since last report.)

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(c)         Exhibits

            EXHIBIT NO.     EXHIBITS
            -----------     --------

            99.1            Press release of NYFIX, Inc. dated October 29, 2003.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
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            On October 29, 2003,  NYFIX,  Inc.  (the  "Company")  announced  its results for third  quarter  2003.  The text of the press  release  issued by the
Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NYFIX, INC.

                                                  By: /S/ MARK R. HAHN
                                                      --------------------------
                                                         Mark R. Hahn
                                                         Chief Financial Officer

October 29, 2003

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